UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 25, 2006

AIRNET COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-28217	59-3218138
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

3950 Dow Road, Melbourne, Florida		32934
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 984-1990

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 25, 2006 the Registrant reported preliminary, unaudited revenue for the fourth quarter of fiscal year 2005.

Item 8.01. Other Events

A press release dated January 25, 2006, making the announcement referred to in Item 2.02 above, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Registrant on January 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET COMMUNICATIONS CORPORATION Registrant

By:	/s/ Stuart P. Dawley
Stuart P. Dawley
Vice President, General Counsel and Secretary

Dated: January 25, 2006

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by the Registrant on January 25, 2006